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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 333-16385 and File No. 333-35937) on Form S-8.

                                                        /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP

San Jose, California
March 31, 1998